UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the Securities Exchange

 Act of 1934 Date of report (Date of earliest event reported): February 22, 2006

                                 Homestore, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                    000-26659                 95-4438337
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

                            30700 Russell Ranch Road
                       Westlake Village, California 91362
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (805) 557-2300

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS
                                -----------------

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1


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Item 1.01 Entry into a Material Definitive Agreement.
-----------------------------------------------------

On February 15, 2006, Homestore, Inc. (the "Company") and Peter Tafeen, a former officer of the Company ("Tafeen"), entered into a Settlement Agreement and Releases (the "Agreement"). The Agreement provides for the Company to reimburse Tafeen for expenses, including attorneys' fees and other defense costs ("Eligible Costs"), incurred by Tafeen from litigation by reason of the fact that Tafeen was an officer and/or employee of the Company, up to a maximum of $11.85 million as follows: (i) the Company shall release Tafeen from its rights to seek repayment of the approximately $6.4 million previously paid by the Company to Tafeen for Eligible Costs, and (ii) as soon as possible after the effective date of the Agreement (as described below), the Company shall deposit in an irrevocable trust an amount equal to the difference between $11.85 million and amount previously paid to Tafeen as set forth in item (i) above. Any amounts remaining in the trust upon conclusion of all legal proceedings and lawsuits against Tafeen by reason of the fact that he was an officer and/or employee of the Company shall be returned to the Company.

The Agreement also contains mutual general releases between the Company and Tafeen. Such releases preclude the Company from ever seeking repayment or recoupment of amounts paid to Tafeen as indemnification or advancement of attorneys' fees and other defense costs. Such releases also release Homestore from claims by Tafeen for advancement of expenses or indemnification other than as provided in the Agreement. For a period of seven days from February 15, 2006, Tafeen may revoke the Agreement. In the event Tafeen revokes the Agreement during such period, it shall become null and void. In the event Tafeen does not revoke the Agreement during such seven day period, upon the expiration of such period the Agreement shall become effective.

The summary of the Agreement contained in this Item 1.01 is qualified in its entirety by reference to the Agreement itself, a copy of which is being filed as
Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by this reference into this Item 1.01 in its entirety.

Item 9.01 Exhibits.
-------------------

(c) Exhibits

10.1 Settlement Agreement and Releases dated February 15, 2006 between the Company and Tafeen

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HOMESTORE, INC.

Date: February 22, 2006                By:   /s/ Michael R. Douglas
                                             -----------------------------------
                                             Michael R. Douglas
                                             Executive Vice President,
                                             General Counsel and
                                             Secretary


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                                  EXHIBIT INDEX

10.1 Settlement Agreement and Releases dated February 15, 2006 between the Company and Tafeen